UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004
               ------------------------------

                          FORM 8-K



                         CURRENT REPORT
                Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):
                        December 7, 1999



               Commission file number 1-14599
          -----------------------------------------


              INFINITY BROADCASTING CORPORATION
   ------------------------------------------------------
    (Exact name of registrant as specified in its charter)




     DELAWARE                                 13-4030071
  --------------------------------------------------------
    (State of Incorporation)             (I.R.S. Employer
                                          Identification No.)



          40 WEST 57th STREET, NEW YORK, NY  10019
     --------------------------------------------------
     (Address of principal executive offices, zip code)



                           (212) 314-9200
       -----------------------------------------------
    (Registrant's telephone number, including area code)

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

(a) On December 7, 1999, Infinity Broadcasting Corporation (the "Company") completed the acquisition of Outdoor Systems, Inc. ("Outdoor Systems"). The acquisition was effected by the merger (the "Merger") of Burma Acquisition Corp., a direct, wholly-owned subsidiary of the Company ("Burma"), with and into Outdoor Systems. The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of May 27, 1999 (the "Original Merger Agreement"), as amended by Amendment No. 1, dated as of June 16, 1999 ("Amendment No. 1"), by and among the Company, Outdoor Systems and Burma. A copy of the Original Merger Agreement was included as Exhibit 99.1 to Outdoor Systems' Report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on June 3, 1999, and is incorporated herein by reference. A copy of Amendment No. 1 was included as
Exhibit 99.2 to the Company's Report on Form 8-K, filed with the SEC on June 25, 1999, and is incorporated herein by reference.

The consideration paid to Outdoor Systems' stockholders was equal to 1.25 shares of the Company's Class A common stock for each outstanding share of Outdoor Systems' common stock. The merger consideration was determined by arm's-length negotiations. Arte Moreno and William Levine, former Outdoor Systems' stockholders, have been elected to the Company's Board of Directors effective December 9,
1999. A copy of the press release announcing the completion of the Merger is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

(b) Outdoor Systems' business consists primarily of outdoor advertising with approximately 112,000 bulletin, poster, mall and transit advertising display faces in 90 metropolitan markets in the United States, 13 metropolitan markets in Canada and 44 metropolitan markets in Mexico and 125,000 subway displays in New York City, and the Company intends to continue such business.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

(a)  Financial Statements of the Business Acquired.

The consolidated audited balance sheets of Outdoor Systems as of December 31, 1998 and 1997 and the consolidated statements of operations, stockholders' equity and cash flows of Outdoor Systems for the fiscal years ended December 31, 1998, 1997 and 1996 have been reported previously by the Company in its Registration Statement on Form S-4 (Reg. No. 333-88363) by incorporating therein by reference Outdoor Systems' Annual Report on Form 10-K (File No. 1-13275) for the fiscal year ended December 31, 1998. In accordance with General Instruction B.3. to Form 8-K, such information is not reported in this Report.

The unaudited, condensed consolidated balance sheet of Outdoor Systems as of June 30, 1999 and the unaudited, condensed consolidated statements of operations, comprehensive income and cash flows of Outdoor Systems for the six months ended June 30, 1999 and 1998 have been reported previously by the Company in its Registration Statement on Form S-4 (Reg. No. 333-88363) by incorporating therein by reference Outdoor Systems' Quarterly Report on Form 10-Q (File No. 1-13275) for the quarter ended June 30, 1999. In accordance with General Instruction B.3. to Form 8-K, such information is not reported in this Report.

(b)  Pro Forma Financial Information.

The Company's unaudited pro forma combined condensed balance sheet as of June 30, 1999 and unaudited pro forma combined condensed statement of operations for the six months ended June 30, 1999 and the year ended December 31, 1998 have been reported previously in the Company's Registration Statement on Form S-4 (Reg. No. 333-88363). In accordance with General Instruction B.3. to Form 8-K, such information is not reported in this Report.

(c)  Exhibits.

Exhibit No.   Description
------------  ------------

  2.1 Agreement and Plan of Merger, dated as of May 27, 1999, by and among Infinity
              Broadcasting Corporation, Outdoor
              Systems, Inc. and Burma Acquisition Corp.
              (incorporated herein by reference to
              Exhibit 99.1 to Outdoor Systems' Report
              on Form 8-K (File No. 1-13275) filed with the SEC on June 3, 1999).

  2.2         Amendment No. 1 to Agreement and Plan of
              Merger among Infinity Broadcasting
              Corporation, Outdoor Systems, Inc. and
              Burma Acquisition Corp., dated as of June
              16, 1999, (incorporated herein by
              reference to Exhibit 99.2 to Infinity's
              Report on Form 8-K (File No. 1-14599)
              filed with the SEC on June 25, 1999).


*23.1		  Consent of Deloitte & Touche LLP, Independent
      	  Accountants

*99.1         Press Release, dated December 7, 1999,
              announcing the completion of the Merger.


-----------------
	*Filed herewith

                          SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         INFINITY BROADCASTING CORPORATION


                         By:     /s/ FARID SULEMAN
                         -------------------------------
                         Farid Suleman
                         Executive Vice President, Chief
                         Financial Officer and Treasurer



 Date:  December 22, 1999

                        EXHIBIT INDEX


  Exhibit No.  Description
  ------------ ------------

    2.1        Agreement and Plan of Merger, dated as
               of May 27, 1999, by and among Infinity
               Broadcasting Corporation, Outdoor
               Systems, Inc. and Burma Acquisition
               Corp. (incorporated herein by reference
               to Exhibit 99.1 to Outdoor Systems'
               Report on Form 8-K (File No. 1-13275)
               filed with the SEC on June 3, 1999).

    2.2        Amendment No. 1 to Agreement and Plan
               of Merger among Infinity Broadcasting
               Corporation, Outdoor Systems, Inc. and
               Burma Acquisition Corp., dated as of
               June 16, 1999, (incorporated herein by
               reference to Exhibit 99.2 to Infinity's
               Report on Form 8-K (File No. 1-14599)
               filed with the SEC on June 25, 1999).

 *23.1	   Consent of Deloitte & Touche LLP, Independent
        	   Accountants

  *99.1        Press Release, dated December 7, 1999,
               announcing the completion of the
               Merger.

   -----------------
	*Filed herewith